Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report on Form 10-Q of The Connecticut Light and Power Company (the registrant) for the period ending September 30, 2023 as filed with the Securities and Exchange Commission (the Report), we, James W. Hunt, III, Chairman and Chief Executive Officer of the registrant, and John M. Moreira, Executive Vice President, Chief Financial Officer and Treasurer of the registrant, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:
1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/	James W. Hunt, III
James W. Hunt, III
Chairman and Chief Executive Officer

/s/	John M. Moreira
John M. Moreira
Executive Vice President, Chief Financial Officer and Treasurer

Date:  November 7, 2023